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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                NOVEMBER 8, 2001
                                 Date of Report
                        (Date of earliest event reported)




                               PET QUARTERS, INC.
             (Exact name of registrant as specified in its charter)




        ARKANSAS                      0-28469                   62-1698524
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

                               221 WEST 2ND STREET
                                    SUITE 627
                           LITTLE ROCK, ARKANSAS 72201
          (Address, including Zip Code, of principal executive offices)

                                 (501) 707-0360
              (Registrant's telephone number, including area code)

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Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         On November 8, 2001, we changed our principal independent accounting firm from Ernst & Young LLP to Kronick Kalada Berdy & Co., P.C. The Board of Directors recommended that management perform a search for a suitable accounting firm. Kronick Kalada Berdy & Co.'s history with Humboldt Industries and its proximity to our Pennsylvania facility were factors in the decision to retain their services. The Company did not have any disagreements with Ernst & Young LLP on any matters of accounting principals or practices of financial statement disclosure.

         The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. The reports of Ernst & Young LLP for the last two fiscal years were modified as to the uncertainty of whether the Company would continue as a "going concern." In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2001, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated November 14, 2001, is filed as Exhibit 1 to this Form 8-K.

         During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging Kronick Kalada Berdy & Co., the Company has not consulted Kronick Kalada Berdy & Co. regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; and no written report was provided to the Company and no oral advice was provided that Kronick Kalada Berdy & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K). Kronick Kalada Berdy & Co. has reviewed the disclosure contained herein and agrees with the same.

Item 5.  Other Events.

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.


                                       2
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Item 7.  Financial Statements and Exhibits.

         Exhibits:

         No. 16 Letter dated November 14, 2001, from Ernst & Young LLP addressed to the Securities and Exchange Commission regarding change in certifying accountants.


Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 9.  Regulation FD Disclosure.

         Not Applicable.


                                       3
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereto duly authorized.


                                         PET QUARTERS, INC.



                                         By:  /s/ Steven Dempsey
                                              ---------------------------------
                                              Steven Dempsey
                                              Chairman and Chief Executive
                                                Officer
DATE:   November 14, 2001


                                       4
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                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
No. 16   Letter dated November 14, 2001, from Ernst & Young LLP addressed to the
         Securities and Exchange Commission regarding change in certifying accountants.